UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2015

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54900	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On January 29, 2015, Youngevity International, Inc. (the “Company”) closed the final round of its private placement offering (the “Offering”), pursuant to which the Company had offered for sale as units (the “Units”) up to a maximum of $6,000,000 principal amount of 8% Secured Promissory Notes (the “Notes”) and 1,800,000 shares of common stock, par value $0.001 per share (the “Common Stock”). Inclusive of the proceeds received in the final closing, the Company raised aggregate gross proceeds of $5,250,000 in the Offering and sold aggregate units consisting of the Notes in the aggregate principal amount of $5,250,000 and 1,575,000 shares of Common Stock. The final round of the Offering was placed with one accredited investor that acquired two Units consisting of a note in the principal amount of $200,000 and 60,000 shares of Common Stock, pursuant to a Securities Purchase Agreement entered into with the investor (the “Purchase Agreement”).

    The Company intends to use the net offering proceeds for its wholly owned subsidiary, CLR Roasters, LLC (“CLR”), to fund the purchase of Nicaragua green coffee to be sold under the terms of a letter of intent for sourcing and supply.

    The Notes bear interest at a rate of eight percent (8%) per annum.  The Company has the right to prepay the Notes at any time at a rate equal to 100% of the then outstanding principal balance and accrued interest.  The Notes rank pari passu to all other notes of the Company other than certain outstanding senior debt.  CLR has provided collateral to secure the repayment of the Notes and has pledged the Nicaragua green coffee beans acquired with the proceeds, the contract rights under the letter of intent and all proceeds of the foregoing (which lien is junior to CLR’s line of credit and equipment lease but senior to all of its other obligations), all subject to the terms and conditions of a security agreement among the Company, CLR and the investors.  Stephan Wallach, the Company’s Chief Executive Officer, has also personally guaranteed the repayment of the Notes, subject to the terms of a Guaranty executed by him with the investors.  In addition, Mr. Wallach has agreed not to sell, transfer or pledge 30,000,000 shares of the Common Stock that he owns so long as his personal guaranty is in effect.

    With respect to the aggregate offering, the placement agent received aggregate cash fees of $157,500, in addition to the payment of certain legal expenses of the placement agent, and the Company agreed to issue to the placement agent an aggregate of 875,000 shares of Common Stock.

    The foregoing descriptions of the Note Purchase Agreement, the Notes, the Security Agreement, and the Guaranty Agreement are qualified in their entirety by reference to the full text of the Note Purchase Agreement, the Notes, the Security Agreement, and the Guaranty Agreement (herein, the “Transaction Documents”), copies of each of which were filed as Exhibit Items 4.1, 4.2, 4.3 and 10.1, respectively to the Company’s Current Report on Form 8-K filed on January 7, 2015.

Important Notice regarding the Transaction Documents

The Transaction Documents have been incorporated by reference to this Current Report on Form 8-K to provide investors and security holders with information regarding their terms. They are not intended to provide any other financial information about the Company or its subsidiaries. The representations, warranties and covenants contained in the Transaction Documents were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Transaction Documents; may be subject to limitations agreed upon by the parties, including being qualified by disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Documents instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Transaction Documents, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 2.03.  Creation of a Direct Financial Obligation of an Obligation Under an Off Balance Sheet Arrangement of a Registrant

    The information contained in Item 1.01 above is hereby incorporated by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

The Notes and Common Stock issued in the Offering were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) and Regulation D (Rule 506(b)) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering.  The investors are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Name of Exhibit

4.1	Form of Note Purchase Agreement(incorporated by reference as Exhibit 4.1 to the Current Report on Form 8-K, File No. 000-54900, filed with the Securities and Exchange Commission on January 7, 2015).
4.2	Form of Secured Note (incorporated by reference as Exhibit 4.2 to the Current Report on Form 8-K, File No. 000-54900, filed with the Securities and Exchange Commission on January 7, 2015)
4.3	Form of Security Agreement (incorporated by reference as Exhibit 4.3 to the Current Report on Form 8-K, File No. 000-54900, filed with the Securities and Exchange Commission on January 7, 2015)
10.1
Guaranty Agreement made by Stephan Wallach (incorporated by reference as Exhibit 10.1 to the Current Report on Form 8-K, File No. 000-54900, filed with the Securities and Exchange Commission on January 7, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: February 2, 2015	By:	/s/ David Briskie
Name: David Briskie
Title: Chief Financial Officer